Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended March 31, 2016	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$373,017	$71,942	$444,959	$417,174	$—	$862,133
Net premiums written	$184,267	$48,592	$232,859	$278,816	$—	$511,675
Net premiums earned	$143,111	$32,121	$175,232	$178,374	$—	$353,606
Net claims and claim expenses incurred	4,722	17,082	21,804	104,883	(82)	126,605
Acquisition expenses	10,829	9,295	20,124	45,468	—	65,592
Operational expenses	23,050	5,607	28,657	27,518	60	56,235
Underwriting income (loss)	$104,510	$137	$104,647	$505	$22	105,174
Net investment income					28,863	28,863
Net foreign exchange losses					(1,692)	(1,692)
Equity in earnings of other ventures					1,611	1,611
Other income					4,079	4,079
Net realized and unrealized gains on investments					61,653	61,653
Corporate expenses					(8,225)	(8,225)
Interest expense					(10,538)	(10,538)
Income before taxes and noncontrolling interests						180,925
Income tax expense					(2,744)	(2,744)
Net income attributable to noncontrolling interests					(44,591)	(44,591)
Dividends on preference shares					(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders						$127,995

Net claims and claim expenses incurred – current accident year	$11,352	$16,380	$27,732	$100,477	$—	$128,209
Net claims and claim expenses incurred – prior accident years	(6,630)	702	(5,928)	4,406	(82)	(1,604)
Net claims and claim expenses incurred – total	$4,722	$17,082	$21,804	$104,883	$(82)	$126,605

Net claims and claim expense ratio – current accident year	7.9%	51.0%	15.8%	56.3%		36.3%
Net claims and claim expense ratio – prior accident years	(4.6)%	2.2%	(3.4)%	2.5%		(0.5)%
Net claims and claim expense ratio – calendar year	3.3%	53.2%	12.4%	58.8%		35.8%
Underwriting expense ratio	23.7%	46.4%	27.9%	40.9%		34.5%
Combined ratio	27.0%	99.6%	40.3%	99.7%		70.3%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended June 30, 2016	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$432,033	$61,920	$493,953	$265,175	$—	$759,128
Net premiums written	$290,195	$60,398	$350,593	$169,323	$—	$519,916
Net premiums earned	$151,201	$39,859	$191,060	$160,342	$—	$351,402
Net claims and claim expenses incurred	59,505	20,770	80,275	87,390	85	167,750
Acquisition expenses	18,817	10,572	29,389	39,616	—	69,005
Operational expenses	21,080	5,446	26,526	24,526	21	51,073
Underwriting income (loss)	$51,799	$3,071	$54,870	$8,810	$(106)	63,574
Net investment income					54,124	54,124
Net foreign exchange losses					(690)	(690)
Equity in earnings of other ventures					6,022	6,022
Other income					2,654	2,654
Net realized and unrealized gains on investments					69,772	69,772
Corporate expenses					(5,752)	(5,752)
Interest expense					(10,536)	(10,536)
Income before taxes and noncontrolling interests						179,168
Income tax expense					(6,612)	(6,612)
Net income attributable to noncontrolling interests					(30,635)	(30,635)
Dividends on preference shares					(5,596)	(5,596)
Net income available to RenaissanceRe common shareholders						$136,325

Net claims and claim expenses incurred – current accident year	$73,311	$20,025	$93,336	$103,669	$—	$197,005
Net claims and claim expenses incurred – prior accident years	(13,806)	745	(13,061)	(16,279)	85	(29,255)
Net claims and claim expenses incurred – total	$59,505	$20,770	$80,275	$87,390	$85	$167,750

Net claims and claim expense ratio – current accident year	48.5%	50.2%	48.9%	64.7%		56.1%
Net claims and claim expense ratio – prior accident years	(9.1)%	1.9%	(6.9)%	(10.2)%		(8.4)%
Net claims and claim expense ratio – calendar year	39.4%	52.1%	42.0%	54.5%		47.7%
Underwriting expense ratio	26.3%	40.2%	29.3%	40.0%		34.2%
Combined ratio	65.7%	92.3%	71.3%	94.5%		81.9%

	Property
Six months ended June 30, 2016	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$805,050	$133,862	$938,912	$682,349	$—	$1,621,261
Net premiums written	$474,462	$108,990	$583,452	$448,139	$—	$1,031,591
Net premiums earned	$294,312	$71,980	$366,292	$338,716	$—	$705,008
Net claims and claim expenses incurred	64,227	37,852	102,079	192,273	3	294,355
Acquisition expenses	29,646	19,867	49,513	85,084	—	134,597
Operational expenses	44,130	11,053	55,183	52,044	81	107,308
Underwriting income (loss)	$156,309	$3,208	$159,517	$9,315	$(84)	168,748
Net investment income					82,987	82,987
Net foreign exchange losses					(2,382)	(2,382)
Equity in earnings of other ventures					7,633	7,633
Other income					6,733	6,733
Net realized and unrealized gains on investments					131,425	131,425
Corporate expenses					(13,977)	(13,977)
Interest expense					(21,074)	(21,074)
Income before taxes and noncontrolling interests						360,093
Income tax expense					(9,356)	(9,356)
Net income attributable to noncontrolling interests					(75,226)	(75,226)
Dividends on preference shares					(11,191)	(11,191)
Net income available to RenaissanceRe common shareholders						$264,320

Net claims and claim expenses incurred – current accident year	$84,663	$36,405	$121,068	$204,146	$—	$325,214
Net claims and claim expenses incurred – prior accident years	(20,436)	1,447	(18,989)	(11,873)	3	(30,859)
Net claims and claim expenses incurred – total	$64,227	$37,852	$102,079	$192,273	$3	$294,355

Net claims and claim expense ratio – current accident year	28.8%	50.6%	33.1%	60.3%		46.1%
Net claims and claim expense ratio – prior accident years	(7.0)%	2.0%	(5.2)%	(3.5)%		(4.3)%
Net claims and claim expense ratio – calendar year	21.8%	52.6%	27.9%	56.8%		41.8%
Underwriting expense ratio	25.1%	42.9%	28.6%	40.4%		34.3%
Combined ratio	46.9%	95.5%	56.5%	97.2%		76.1%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended September 30, 2016	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$71,606	$48,298	$119,904	$310,320	$—	$430,224
Net premiums written	$42,033	$48,876	$90,909	$193,313	$—	$284,222
Net premiums earned	$130,014	$42,647	$172,661	$173,860	$—	$346,521
Net claims and claim expenses incurred	1,906	21,633	23,539	89,844	(808)	112,575
Acquisition expenses	9,195	12,468	21,663	58,917	—	80,580
Operational expenses	19,208	5,050	24,258	16,217	18	40,493
Underwriting income	$99,705	$3,496	$103,201	$8,882	$790	112,873
Net investment income					51,423	51,423
Net foreign exchange losses					(5,986)	(5,986)
Equity in losses of other ventures					(11,630)	(11,630)
Other income					2,268	2,268
Net realized and unrealized gains on investments					59,870	59,870
Corporate expenses					(11,537)	(11,537)
Interest expense					(10,536)	(10,536)
Income before taxes and noncontrolling interests						186,745
Income tax benefit					1,316	1,316
Net income attributable to noncontrolling interests					(35,641)	(35,641)
Dividends on preference shares					(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders						$146,825

Net claims and claim expenses incurred – current accident year	$18,275	$23,787	$42,062	$116,298	$—	$158,360
Net claims and claim expenses incurred – prior accident years	(16,369)	(2,154)	(18,523)	(26,454)	(808)	(45,785)
Net claims and claim expenses incurred – total	$1,906	$21,633	$23,539	$89,844	$(808)	$112,575

Net claims and claim expense ratio – current accident year	14.1%	55.8%	24.4%	66.9%		45.7%
Net claims and claim expense ratio – prior accident years	(12.6)%	(5.1)%	(10.8)%	(15.2)%		(13.2)%
Net claims and claim expense ratio – calendar year	1.5%	50.7%	13.6%	51.7%		32.5%
Underwriting expense ratio	21.8%	41.1%	26.6%	43.2%		34.9%
Combined ratio	23.3%	91.8%	40.2%	94.9%		67.4%

	Property
Nine months ended September 30, 2016	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$876,656	$182,160	$1,058,816	$992,669	$—	$2,051,485
Net premiums written	$516,495	$157,866	$674,361	$641,452	$—	$1,315,813
Net premiums earned	$424,326	$114,627	$538,953	$512,576	$—	$1,051,529
Net claims and claim expenses incurred	66,133	59,485	125,618	282,117	(805)	406,930
Acquisition expenses	38,841	32,335	71,176	144,001	—	215,177
Operational expenses	63,338	16,103	79,441	68,261	99	147,801
Underwriting income	$256,014	$6,704	$262,718	$18,197	$706	281,621
Net investment income					134,410	134,410
Net foreign exchange losses					(8,368)	(8,368)
Equity in losses of other ventures					(3,997)	(3,997)
Other income					9,001	9,001
Net realized and unrealized gains on investments					191,295	191,295
Corporate expenses					(25,514)	(25,514)
Interest expense					(31,610)	(31,610)
Income before taxes and noncontrolling interests						546,838
Income tax expense					(8,040)	(8,040)
Net income attributable to noncontrolling interests					(110,867)	(110,867)
Dividends on preference shares					(16,786)	(16,786)
Net income available to RenaissanceRe common shareholders						$411,145

Net claims and claim expenses incurred – current accident year	$102,938	$60,192	$163,130	$320,444	$—	$483,574
Net claims and claim expenses incurred – prior accident years	(36,805)	(707)	(37,512)	(38,327)	(805)	(76,644)
Net claims and claim expenses incurred – total	$66,133	$59,485	$125,618	$282,117	$(805)	$406,930

Net claims and claim expense ratio – current accident year	24.3%	52.5%	30.3%	62.5%		46.0%
Net claims and claim expense ratio – prior accident years	(8.7)%	(0.6)%	(7.0)%	(7.5)%		(7.3)%
Net claims and claim expense ratio – calendar year	15.6%	51.9%	23.3%	55.0%		38.7%
Underwriting expense ratio	24.1%	42.3%	28.0%	41.4%		34.5%
Combined ratio	39.7%	94.2%	51.3%	96.4%		73.2%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended March 31, 2015	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$410,325	$33,545	$443,870	$199,798	$(90)	$643,578
Net premiums written	$227,444	$20,144	$247,588	$156,536	$(89)	$404,035
Net premiums earned	$153,154	$28,397	$181,551	$115,298	$(89)	$296,760
Net claims and claim expenses incurred	6,757	12,764	19,521	57,755	(423)	76,853
Acquisition expenses	9,389	7,787	17,176	25,860	365	43,401
Operational expenses	20,704	4,330	25,034	20,559	28	45,621
Underwriting income (loss)	$116,304	$3,516	$119,820	$11,124	$(59)	130,885
Net investment income					39,707	39,707
Net foreign exchange losses					(3,130)	(3,130)
Equity in earnings of other ventures					5,295	5,295
Other income					1,539	1,539
Net realized and unrealized gains on investments					41,749	41,749
Corporate expenses					(45,533)	(45,533)
Interest expense					(5,316)	(5,316)
Income before taxes and noncontrolling interests						165,196
Income tax benefit					47,904	47,904
Net income attributable to noncontrolling interests					(39,662)	(39,662)
Dividends on preference shares					(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders						$167,843

Net claims and claim expenses incurred – current accident year	$23,638	$10,504	$34,142	$64,856	$—	$98,998
Net claims and claim expenses incurred – prior accident years	(16,881)	2,260	(14,621)	(7,101)	(423)	(22,145)
Net claims and claim expenses incurred – total	$6,757	$12,764	$19,521	$57,755	$(423)	$76,853

Net claims and claim expense ratio – current accident year	15.4%	37.0%	18.8%	56.3%		33.4%
Net claims and claim expense ratio – prior accident years	(11.0)%	7.9%	(8.0)%	(6.2)%		(7.5)%
Net claims and claim expense ratio – calendar year	4.4%	44.9%	10.8%	50.1%		25.9%
Underwriting expense ratio	19.7%	42.7%	23.2%	40.3%		30.0%
Combined ratio	24.1%	87.6%	34.0%	90.4%		55.9%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended June 30, 2015	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$416,716	$49,374	$466,090	$195,907	$—	$661,997
Net premiums written	$302,122	$46,416	$348,538	$160,139	$—	$508,677
Net premiums earned	$172,858	$43,620	$216,478	$163,350	$—	$379,828
Net claims and claim expenses incurred	54,582	9,910	64,492	104,628	224	169,344
Acquisition expenses	21,207	10,764	31,971	29,804	(109)	61,666
Operational expenses	23,918	5,064	28,982	25,574	117	54,673
Underwriting income (loss)	$73,151	$17,882	$91,033	$3,344	$(232)	94,145
Net investment income					38,604	38,604
Net foreign exchange losses					(1,740)	(1,740)
Equity in earnings of other ventures					6,160	6,160
Other income					1,427	1,427
Net realized and unrealized losses on investments					(26,712)	(26,712)
Corporate expenses					(12,868)	(12,868)
Interest expense					(9,862)	(9,862)
Income before taxes and noncontrolling interests						89,154
Income tax benefit					1,842	1,842
Net income attributable to noncontrolling interests					(12,167)	(12,167)
Dividends on preference shares					(5,596)	(5,596)
Net income available to RenaissanceRe common shareholders						$73,233

Net claims and claim expenses incurred – current accident year	$66,555	$21,076	$87,631	$114,789	$—	$202,420
Net claims and claim expenses incurred – prior accident years	(11,973)	(11,166)	(23,139)	(10,161)	224	(33,076)
Net claims and claim expenses incurred – total	$54,582	$9,910	$64,492	$104,628	$224	$169,344

Net claims and claim expense ratio – current accident year	38.5%	48.3%	40.5%	70.3%		53.3%
Net claims and claim expense ratio – prior accident years	(6.9)%	(25.6)%	(10.7)%	(6.2)%		(8.7)%
Net claims and claim expense ratio – calendar year	31.6%	22.7%	29.8%	64.1%		44.6%
Underwriting expense ratio	26.1%	36.3%	28.1%	33.9%		30.6%
Combined ratio	57.7%	59.0%	57.9%	98.0%		75.2%

	Property
Six months ended June 30, 2015	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$827,041	$82,919	$909,960	$395,705	$(90)	$1,305,575
Net premiums written	$529,566	$66,560	$596,126	$316,675	$(89)	$912,712
Net premiums earned	$326,012	$72,017	$398,029	$278,648	$(89)	$676,588
Net claims and claim expenses incurred	61,339	22,674	84,013	162,383	(199)	246,197
Acquisition expenses	30,596	18,551	49,147	55,664	256	105,067
Operational expenses	44,622	9,394	54,016	46,133	145	100,294
Underwriting income (loss)	$189,455	$21,398	$210,853	$14,468	$(291)	225,030
Net investment income					78,311	78,311
Net foreign exchange losses					(4,870)	(4,870)
Equity in earnings of other ventures					11,455	11,455
Other income					2,966	2,966
Net realized and unrealized gains on investments					15,037	15,037
Corporate expenses					(58,401)	(58,401)
Interest expense					(15,178)	(15,178)
Income before taxes and noncontrolling interests						254,350
Income tax benefit					49,746	49,746
Net income attributable to noncontrolling interests					(51,829)	(51,829)
Dividends on preference shares					(11,191)	(11,191)
Net income available to RenaissanceRe common shareholders						$241,076

Net claims and claim expenses incurred – current accident year	$90,193	$31,580	$121,773	$179,645	$—	$301,418
Net claims and claim expenses incurred – prior accident years	(28,854)	(8,906)	(37,760)	(17,262)	(199)	(55,221)
Net claims and claim expenses incurred – total	$61,339	$22,674	$84,013	$162,383	$(199)	$246,197

Net claims and claim expense ratio – current accident year	27.7%	43.9%	30.6%	64.5%		44.5%
Net claims and claim expense ratio – prior accident years	(8.9)%	(12.4)%	(9.5)%	(6.2)%		(8.1)%
Net claims and claim expense ratio – calendar year	18.8%	31.5%	21.1%	58.3%		36.4%
Underwriting expense ratio	23.1%	38.8%	25.9%	36.5%		30.3%
Combined ratio	41.9%	70.3%	47.0%	94.8%		66.7%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended September 30, 2015	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$88,273	$30,006	$118,279	$251,363	$—	$369,642
Net premiums written	$59,991	$29,433	$89,424	$177,396	$—	$266,820
Net premiums earned	$170,415	$35,205	$205,620	$156,768	$—	$362,388
Net claims and claim expenses incurred	17,781	23,270	41,051	58,698	279	100,028
Acquisition expenses	16,559	10,020	26,579	51,555	(8)	78,126
Operational expenses	25,041	4,860	29,901	24,581	36	54,518
Underwriting income (loss)	$111,034	$(2,945)	$108,089	$21,934	$(307)	129,716
Net investment income					28,338	28,338
Net foreign exchange gains					616	616
Equity in earnings of other ventures					5,730	5,730
Other income					2,306	2,306
Net realized and unrealized losses on investments					(41,138)	(41,138)
Corporate expenses					(7,322)	(7,322)
Interest expense					(10,542)	(10,542)
Income before taxes and noncontrolling interests						107,704
Income tax benefit					4,573	4,573
Net income attributable to noncontrolling interests					(31,153)	(31,153)
Dividends on preference shares					(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders						$75,529

Net claims and claim expenses incurred – current accident year	$31,723	$29,844	$61,567	$108,811	$—	$170,378
Net claims and claim expenses incurred – prior accident years	(13,942)	(6,574)	(20,516)	(50,113)	279	(70,350)
Net claims and claim expenses incurred – total	$17,781	$23,270	$41,051	$58,698	$279	$100,028

Net claims and claim expense ratio – current accident year	18.6%	84.8%	29.9%	69.4%		47.0%
Net claims and claim expense ratio – prior accident years	(8.2)%	(18.7)%	(9.9)%	(32.0)%		(19.4)%
Net claims and claim expense ratio – calendar year	10.4%	66.1%	20.0%	37.4%		27.6%
Underwriting expense ratio	24.4%	42.3%	27.4%	48.6%		36.6%
Combined ratio	34.8%	108.4%	47.4%	86.0%		64.2%

	Property
Nine months ended September 30, 2015	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$915,314	$112,925	$1,028,239	$647,068	$(90)	$1,675,217
Net premiums written	$589,557	$95,993	$685,550	$494,071	$(89)	$1,179,532
Net premiums earned	$496,427	$107,222	$603,649	$435,416	$(89)	$1,038,976
Net claims and claim expenses incurred	79,120	45,944	125,064	221,081	80	346,225
Acquisition expenses	47,155	28,571	75,726	107,219	248	183,193
Operational expenses	69,663	14,254	83,917	70,714	181	154,812
Underwriting income (loss)	$300,489	$18,453	$318,942	$36,402	$(598)	354,746
Net investment income					106,649	106,649
Net foreign exchange losses					(4,254)	(4,254)
Equity in earnings of other ventures					17,185	17,185
Other income					5,272	5,272
Net realized and unrealized losses on investments					(26,101)	(26,101)
Corporate expenses					(65,723)	(65,723)
Interest expense					(25,720)	(25,720)
Income before taxes and noncontrolling interests						362,054
Income tax benefit					54,319	54,319
Net income attributable to noncontrolling interests					(82,982)	(82,982)
Dividends on preference shares					(16,786)	(16,786)
Net income available to RenaissanceRe common shareholders						$316,605

Net claims and claim expenses incurred – current accident year	$121,916	$61,424	$183,340	$288,456	$—	$471,796
Net claims and claim expenses incurred – prior accident years	(42,796)	(15,480)	(58,276)	(67,375)	80	(125,571)
Net claims and claim expenses incurred – total	$79,120	$45,944	$125,064	$221,081	$80	$346,225

Net claims and claim expense ratio – current accident year	24.6%	57.3%	30.4%	66.2%		45.4%
Net claims and claim expense ratio – prior accident years	(8.7)%	(14.5)%	(9.7)%	(15.4)%		(12.1)%
Net claims and claim expense ratio – calendar year	15.9%	42.8%	20.7%	50.8%		33.3%
Underwriting expense ratio	23.6%	40.0%	26.5%	40.8%		32.6%
Combined ratio	39.5%	82.8%	47.2%	91.6%		65.9%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended December 31, 2015	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$15,264	$28,656	$43,920	$292,173	$—	$336,093
Net premiums written	$11,992	$28,603	$40,595	$196,015	$41	$236,651
Net premiums earned	$168,177	$34,159	$202,336	$159,198	$41	$361,575
Net claims and claim expenses incurred	(8,924)	12,150	3,226	99,737	(950)	102,013
Acquisition expenses	8,656	9,867	18,523	36,876	—	55,399
Operational expenses	28,717	6,032	34,749	29,466	85	64,300
Underwriting income (loss)	$139,728	$6,110	$145,838	$(6,881)	$906	139,863
Net investment income					45,918	45,918
Net foreign exchange gains					1,203	1,203
Equity in earnings of other ventures					3,296	3,296
Other income					8,200	8,200
Net realized and unrealized losses on investments					(42,817)	(42,817)
Corporate expenses					(10,791)	(10,791)
Interest expense					(10,550)	(10,550)
Income before taxes and noncontrolling interests						134,322
Income tax expense					(8,453)	(8,453)
Net income attributable to noncontrolling interests					(28,068)	(28,068)
Dividends on preference shares					(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders						$92,206

Net claims and claim expenses incurred – current accident year	$19,828	$18,908	$38,736	$100,153	$—	$138,889
Net claims and claim expenses incurred – prior accident years	(28,752)	(6,758)	(35,510)	(416)	(950)	(36,876)
Net claims and claim expenses incurred – total	$(8,924)	$12,150	$3,226	$99,737	$(950)	$102,013

Net claims and claim expense ratio – current accident year	11.8%	55.4%	19.1%	62.9%		38.4%
Net claims and claim expense ratio – prior accident years	(17.1)%	(19.8)%	(17.5)%	(0.3)%		(10.2)%
Net claims and claim expense ratio – calendar year	(5.3)%	35.6%	1.6%	62.6%		28.2%
Underwriting expense ratio	22.2%	46.5%	26.3%	41.7%		33.1%
Combined ratio	16.9%	82.1%	27.9%	104.3%		61.3%

	Property
Year ended December 31, 2015	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$930,578	$141,581	$1,072,159	$939,241	$(90)	$2,011,310
Net premiums written	$601,549	$124,596	$726,145	$690,086	$(48)	$1,416,183
Net premiums earned	$664,604	$141,381	$805,985	$594,614	$(48)	$1,400,551
Net claims and claim expenses incurred	70,196	58,094	128,290	320,818	(870)	448,238
Acquisition expenses	55,811	38,438	94,249	144,095	248	238,592
Operational expenses	98,380	20,286	118,666	100,180	266	219,112
Underwriting income	$440,217	$24,563	$464,780	$29,521	$308	494,609
Net investment income					152,567	152,567
Net foreign exchange losses					(3,051)	(3,051)
Equity in earnings of other ventures					20,481	20,481
Other income					13,472	13,472
Net realized and unrealized losses on investments					(68,918)	(68,918)
Corporate expenses					(76,514)	(76,514)
Interest expense					(36,270)	(36,270)
Income before taxes and noncontrolling interests						496,376
Income tax benefit					45,866	45,866
Net income attributable to noncontrolling interests					(111,050)	(111,050)
Dividends on preference shares					(22,381)	(22,381)
Net income available to RenaissanceRe common shareholders						$408,811

Net claims and claim expenses incurred – current accident year	$141,744	$80,332	$222,076	$388,609	$—	$610,685
Net claims and claim expenses incurred – prior accident years	(71,548)	(22,238)	(93,786)	(67,791)	(870)	(162,447)
Net claims and claim expenses incurred – total	$70,196	$58,094	$128,290	$320,818	$(870)	$448,238

Net claims and claim expense ratio – current accident year	21.3%	56.8%	27.6%	65.4%		43.6%
Net claims and claim expense ratio – prior accident years	(10.7)%	(15.7)%	(11.7)%	(11.4)%		(11.6)%
Net claims and claim expense ratio – calendar year	10.6%	41.1%	15.9%	54.0%		32.0%
Underwriting expense ratio	23.2%	41.5%	26.4%	41.0%		32.7%
Combined ratio	33.8%	82.6%	42.3%	95.0%		64.7%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended March 31, 2014	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$489,266	$18,065	$507,331	$197,929	$—	$705,260
Net premiums written	$272,104	$11,804	$283,908	$166,439	$—	$450,347
Net premiums earned	$172,311	$18,302	$190,613	$95,898	$23	$286,534
Net claims and claim expenses incurred	5,771	(1,356)	4,415	54,402	98	58,915
Acquisition expenses	8,396	3,407	11,803	22,437	(540)	33,700
Operational expenses	21,830	3,717	25,547	17,011	66	42,624
Underwriting income	$136,314	$12,534	$148,848	$2,048	$399	151,295
Net investment income					38,948	38,948
Net foreign exchange losses					(1,061)	(1,061)
Equity in earnings of other ventures					4,199	4,199
Other income					62	62
Net realized and unrealized gains on investments					14,927	14,927
Corporate expenses					(4,486)	(4,486)
Interest expense					(4,352)	(4,352)
Income before taxes and noncontrolling interests						199,532
Income tax expense					(166)	(166)
Net income attributable to noncontrolling interests					(42,768)	(42,768)
Dividends on preference shares					(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders						$151,003

Net claims and claim expenses incurred – current accident year	$12,529	$3,754	$16,283	$59,325	$—	$75,608
Net claims and claim expenses incurred – prior accident years	(6,758)	(5,110)	(11,868)	(4,923)	98	(16,693)
Net claims and claim expenses incurred – total	$5,771	$(1,356)	$4,415	$54,402	$98	$58,915

Net claims and claim expense ratio – current accident year	7.3%	20.5%	8.5%	61.9%		26.4%
Net claims and claim expense ratio – prior accident years	(4.0)%	(27.9)%	(6.2)%	(5.2)%		(5.8)%
Net claims and claim expense ratio – calendar year	3.3%	(7.4)%	2.3%	56.7%		20.6%
Underwriting expense ratio	17.6%	38.9%	19.6%	41.2%		26.6%
Combined ratio	20.9%	31.5%	21.9%	97.9%		47.2%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended June 30, 2014	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$414,748	$16,249	$430,997	$80,543	$—	$511,540
Net premiums written	$258,263	$14,575	$272,838	$73,566	$3	$346,407
Net premiums earned	$167,955	$12,341	$180,296	$80,116	$4	$260,416
Net claims and claim expenses incurred	36,689	6,620	43,309	38,608	(529)	81,388
Acquisition expenses	19,237	3,055	22,292	17,335	(6,150)	33,477
Operational expenses	23,925	3,860	27,785	17,987	69	45,841
Underwriting income (loss)	$88,104	$(1,194)	$86,910	$6,186	$6,614	99,710
Net investment income					34,541	34,541
Net foreign exchange gains					2,392	2,392
Equity in earnings of other ventures					7,232	7,232
Other loss					(535)	(535)
Net realized and unrealized gains on investments					27,128	27,128
Corporate expenses					(3,895)	(3,895)
Interest expense					(4,351)	(4,351)
Income before taxes and noncontrolling interests						162,222
Income tax benefit					204	204
Net income attributable to noncontrolling interests					(36,078)	(36,078)
Dividends on preference shares					(5,596)	(5,596)
Net income available to RenaissanceRe common shareholders						$120,752

Net claims and claim expenses incurred – current accident year	$38,969	$9,091	$48,060	$50,411	$—	$98,471
Net claims and claim expenses incurred – prior accident years	(2,280)	(2,471)	(4,751)	(11,803)	(529)	(17,083)
Net claims and claim expenses incurred – total	$36,689	$6,620	$43,309	$38,608	$(529)	$81,388

Net claims and claim expense ratio – current accident year	23.2%	73.7%	26.7%	62.9%		37.8%
Net claims and claim expense ratio – prior accident years	(1.4)%	(20.1)%	(2.7)%	(14.7)%		(6.5)%
Net claims and claim expense ratio – calendar year	21.8%	53.6%	24.0%	48.2%		31.3%
Underwriting expense ratio	25.7%	56.1%	27.8%	44.1%		30.4%
Combined ratio	47.5%	109.7%	51.8%	92.3%		61.7%

	Property
Six months ended June 30, 2014	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$904,014	$34,314	$938,328	$278,472	$—	$1,216,800
Net premiums written	$530,367	$26,379	$556,746	$240,005	$3	$796,754
Net premiums earned	$340,266	$30,643	$370,909	$176,014	$27	$546,950
Net claims and claim expenses incurred	42,460	5,264	47,724	93,010	(431)	140,303
Acquisition expenses	27,633	6,462	34,095	39,772	(6,690)	67,177
Operational expenses	45,755	7,577	53,332	34,998	135	88,465
Underwriting income	$224,418	$11,340	$235,758	$8,234	$7,013	251,005
Net investment income					73,489	73,489
Net foreign exchange gains					1,331	1,331
Equity in earnings of other ventures					11,431	11,431
Other loss					(473)	(473)
Net realized and unrealized gains on investments					42,055	42,055
Corporate expenses					(8,381)	(8,381)
Interest expense					(8,703)	(8,703)
Income before taxes and noncontrolling interests						361,754
Income tax benefit					38	38
Net income attributable to noncontrolling interests					(78,846)	(78,846)
Dividends on preference shares					(11,191)	(11,191)
Net income available to RenaissanceRe common shareholders						$271,755

Net claims and claim expenses incurred – current accident year	$51,498	$12,845	$64,343	$109,736	$—	$174,079
Net claims and claim expenses incurred – prior accident years	(9,038)	(7,581)	(16,619)	(16,726)	(431)	(33,776)
Net claims and claim expenses incurred – total	$42,460	$5,264	$47,724	$93,010	$(431)	$140,303

Net claims and claim expense ratio – current accident year	15.1%	41.9%	17.3%	62.3%		31.8%
Net claims and claim expense ratio – prior accident years	(2.6)%	(24.7)%	(4.4)%	(9.5)%		(6.1)%
Net claims and claim expense ratio – calendar year	12.5%	17.2%	12.9%	52.8%		25.7%
Underwriting expense ratio	21.5%	45.8%	23.5%	42.5%		28.4%
Combined ratio	34.0%	63.0%	36.4%	95.3%		54.1%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended September 30, 2014	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$73,413	$26,410	$99,823	$101,169	$—	$200,992
Net premiums written	$46,967	$26,177	$73,144	$86,569	$—	$159,713
Net premiums earned	$147,126	$17,984	$165,110	$93,870	$(1)	$258,979
Net claims and claim expenses incurred	(1,522)	9,507	7,985	62,134	(472)	69,647
Acquisition expenses	10,887	4,306	15,193	22,358	(1)	37,550
Operational expenses	25,901	3,733	29,634	17,229	109	46,972
Underwriting income (loss)	$111,860	$438	$112,298	$(7,851)	$363	104,810
Net investment income					24,941	24,941
Net foreign exchange gains					5,036	5,036
Equity in earnings of other ventures					9,806	9,806
Other loss					(1,169)	(1,169)
Net realized and unrealized losses on investments					(31,097)	(31,097)
Corporate expenses					(3,845)	(3,845)
Interest expense					(4,350)	(4,350)
Income before taxes and noncontrolling interests						104,132
Income tax expense					(245)	(245)
Net income attributable to noncontrolling interests					(30,477)	(30,477)
Dividends on preference shares					(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders						$67,815

Net claims and claim expenses incurred – current accident year	$10,126	$8,539	$18,665	$76,322	$—	$94,987
Net claims and claim expenses incurred – prior accident years	(11,648)	968	(10,680)	(14,188)	(472)	(25,340)
Net claims and claim expenses incurred – total	$(1,522)	$9,507	$7,985	$62,134	$(472)	$69,647

Net claims and claim expense ratio – current accident year	6.9%	47.5%	11.3%	81.3%		36.7%
Net claims and claim expense ratio – prior accident years	(7.9)%	5.4%	(6.5)%	(15.1)%		(9.8)%
Net claims and claim expense ratio – calendar year	(1.0)%	52.9%	4.8%	66.2%		26.9%
Underwriting expense ratio	25.0%	44.7%	27.2%	42.2%		32.6%
Combined ratio	24.0%	97.6%	32.0%	108.4%		59.5%

	Property
Nine months ended September 30, 2014	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$977,427	$60,724	$1,038,151	$379,641	$—	$1,417,792
Net premiums written	$577,334	$52,556	$629,890	$326,574	$3	$956,467
Net premiums earned	$487,392	$48,627	$536,019	$269,884	$26	$805,929
Net claims and claim expenses incurred	40,938	14,771	55,709	155,144	(903)	209,950
Acquisition expenses	38,520	10,768	49,288	62,130	(6,691)	104,727
Operational expenses	71,656	11,310	82,966	52,227	244	135,437
Underwriting income	$336,278	$11,778	$348,056	$383	$7,376	355,815
Net investment income					98,430	98,430
Net foreign exchange gains					6,367	6,367
Equity in earnings of other ventures					21,237	21,237
Other loss					(1,642)	(1,642)
Net realized and unrealized gains on investments					10,958	10,958
Corporate expenses					(12,226)	(12,226)
Interest expense					(13,053)	(13,053)
Income before taxes and noncontrolling interests						465,886
Income tax expense					(207)	(207)
Net income attributable to noncontrolling interests					(109,323)	(109,323)
Dividends on preference shares					(16,786)	(16,786)
Net income available to RenaissanceRe common shareholders						$339,570

Net claims and claim expenses incurred – current accident year	$61,624	$21,384	$83,008	$186,058	$—	$269,066
Net claims and claim expenses incurred – prior accident years	(20,686)	(6,613)	(27,299)	(30,914)	(903)	(59,116)
Net claims and claim expenses incurred – total	$40,938	$14,771	$55,709	$155,144	$(903)	$209,950

Net claims and claim expense ratio – current accident year	12.6%	44.0%	15.5%	68.9%		33.4%
Net claims and claim expense ratio – prior accident years	(4.2)%	(13.6)%	(5.1)%	(11.4)%		(7.3)%
Net claims and claim expense ratio – calendar year	8.4%	30.4%	10.4%	57.5%		26.1%
Underwriting expense ratio	22.6%	45.4%	24.7%	42.4%		29.8%
Combined ratio	31.0%	75.8%	35.1%	99.9%		55.9%

Supplemental Financial Data - Segment Information
EXHIBIT 99.1

	Property
Three months ended December 31, 2014	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$11,908	$24,831	$36,739	$95,732	$309	$132,780
Net premiums written	$8,687	$23,975	$32,662	$78,766	$341	$111,769
Net premiums earned	$140,986	$21,411	$162,397	$93,748	$342	$256,487
Net claims and claim expenses incurred	(44,024)	4,958	(39,066)	32,297	(5,234)	(12,003)
Acquisition expenses	10,882	6,092	16,974	22,632	143	39,749
Operational expenses	30,480	4,497	34,977	20,166	59	55,202
Underwriting income	$143,648	$5,864	$149,512	$18,653	$5,374	173,539
Net investment income					25,886	25,886
Net foreign exchange losses					(107)	(107)
Equity in earnings of other ventures					4,838	4,838
Other income					1,219	1,219
Net realized and unrealized gains on investments					30,475	30,475
Corporate expenses					(10,523)	(10,523)
Interest expense					(4,349)	(4,349)
Income before taxes and noncontrolling interests						220,978
Income tax expense					(401)	(401)
Net income attributable to noncontrolling interests					(44,215)	(44,215)
Dividends on preference shares					(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders						$170,767

Net claims and claim expenses incurred – current accident year	$6,605	$14,288	$20,893	$51,786	$—	$72,679
Net claims and claim expenses incurred – prior accident years	(50,629)	(9,330)	(59,959)	(19,489)	(5,234)	(84,682)
Net claims and claim expenses incurred – total	$(44,024)	$4,958	$(39,066)	$32,297	$(5,234)	$(12,003)

Net claims and claim expense ratio – current accident year	4.7%	66.7%	12.9%	55.2%		28.3%
Net claims and claim expense ratio – prior accident years	(35.9)%	(43.5)%	(37.0)%	(20.7)%		(33.0)%
Net claims and claim expense ratio – calendar year	(31.2)%	23.2%	(24.1)%	34.5%		(4.7)%
Underwriting expense ratio	29.3%	49.4%	32.0%	45.6%		37.0%
Combined ratio	(1.9)%	72.6%	7.9%	80.1%		32.3%

	Property
Year ended December 31, 2014	Catastrophe	Other Property	Total	Casualty and Specialty	Other	Total
Gross premiums written	$989,335	$85,555	$1,074,890	$475,373	$309	$1,550,572
Net premiums written	$586,021	$76,531	$662,552	$405,340	$344	$1,068,236
Net premiums earned	$628,378	$70,038	$698,416	$363,632	$368	$1,062,416
Net claims and claim expenses incurred	(3,086)	19,729	16,643	187,441	(6,137)	197,947
Acquisition expenses	49,402	16,860	66,262	84,762	(6,548)	144,476
Operational expenses	102,136	15,807	117,943	72,393	303	190,639
Underwriting income	$479,926	$17,642	$497,568	$19,036	$12,750	529,354
Net investment income					124,316	124,316
Net foreign exchange gains					6,260	6,260
Equity in earnings of other ventures					26,075	26,075
Other loss					(423)	(423)
Net realized and unrealized gains on investments					41,433	41,433
Corporate expenses					(22,749)	(22,749)
Interest expense					(17,402)	(17,402)
Income before taxes and noncontrolling interests						686,864
Income tax expense					(608)	(608)
Net income attributable to noncontrolling interests					(153,538)	(153,538)
Dividends on preference shares					(22,381)	(22,381)
Net income available to RenaissanceRe common shareholders						$510,337

Net claims and claim expenses incurred – current accident year	$68,229	$35,672	$103,901	$237,844	$—	$341,745
Net claims and claim expenses incurred – prior accident years	(71,315)	(15,943)	(87,258)	(50,403)	(6,137)	(143,798)
Net claims and claim expenses incurred – total	$(3,086)	$19,729	$16,643	$187,441	$(6,137)	$197,947

Net claims and claim expense ratio – current accident year	10.9%	50.9%	14.9%	65.4%		32.2%
Net claims and claim expense ratio – prior accident years	(11.4)%	(22.7)%	(12.5)%	(13.9)%		(13.6)%
Net claims and claim expense ratio – calendar year	(0.5)%	28.2%	2.4%	51.5%		18.6%
Underwriting expense ratio	24.1%	46.6%	26.4%	43.3%		31.6%
Combined ratio	23.6%	74.8%	28.8%	94.8%		50.2%